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                                                                   EXHIBIT 23(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Malan Realty Investors, Inc. on Form S-8 of our report dated January 27, 2000, appearing in the Annual Report on Form 10-K of Malan Realty Investors, Inc. for the year ended December 31, 1999.

/s/ Deloitte & Touche

DELOITTE & TOUCHE, LLP
Detroit, Michigan
September 27, 2000















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